SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act 1934

Date of Report: June 9, 2004

Titan Pharmaceuticals, Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

0-27436	94-3171940
(Commission File Number)	(IRS Employer Identification No.)

400 Oyster Point Blvd., Suite 505, South San Francisco, CA 94080
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: 650-244-4990

Item 5. Other Events and Required FD Disclosure

       On June 9, 2004, the registrant announced that Novartis Pharma AG has licensed the worldwide rights to develop and commercialize iloperidone, Titan's proprietary antipsychotic agent in Phase III clinical development for the treatment of schizophrenia and related disorders, to Vanda Pharmaceuticals, Inc., a development company headquartered in Rockville, Maryland. Vanda was founded by its Chairman, Dr. Argeris N. Karabelas, formerly CEO of Novartis Pharmaceuticals, and its CEO, Dr. Mihael Polymeropoulos, former Vice President of Pharmacogenetics at Novartis Pharmaceuticals. The registrant's rights and economic interests in iloperidone, including royalties on sales of iloperidone, remain unchanged under the license agreement.

       A copy of the press release dated June 9, 2004 is filed herewith as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

Exhibit No.	Description

99.1	Press Release issued June 9, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN PHARMACEUTICALS, INC.

By:	/s/ Robert E. Farrell
Robert E. Farrell, Executive Vice President and Chief Financial Officer

Dated: June 9, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued June 9, 2004.